UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

CHURCHILL CAPITAL CORP XI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43020	86-1959629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 14th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-tenth of one redeemable warrant	CCXIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCXI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCXIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On March 17, 2026, the board of directors (the “Board”) of Churchill Capital Corp XI (the “Company”) appointed each of Paul Lapping and Stephen Murphy as a director of the Board, effective immediately. The Board also appointed each of Messrs. Lapping and Murphy as a member of the compensation committee and the audit committee of the Board (the “Audit Committee”) and Mr. Lapping as the chairperson of the Audit Committee, replacing William Sherman, who had served as the interim chairperson of the Audit Committee. Mr. Sherman will continue to serve as a member of the Audit Committee. Each of Messrs. Lapping and Murphy will serve as a member of the first class of directors, which term will expire at the Company’s first annual general meeting.

Paul D. Lapping, age 63, is the Manager of Jakal Investments, LLC, a private investment firm he founded in 2005 that focuses on technology, healthcare, fintech, and artificial intelligence sectors. Since April 2015, he has also served as the Manager of Green Pastures Management, LLC, a series LLC with underlying LLC investment vehicles, where he manages and oversees the investment activities of the series and underlying vehicles. He has served as a director of Churchill Capital Corp IX (Nasdaq: CCIX) (“Churchill IX”), a special purpose acquisition company (“SPAC”), since April 2025. From August 2025 to February 2026, he also served as a director of Churchill Capital Corp X (“Churchill X”), a SPAC that completed its business combination with Infleqtion, Inc. in February 2026. From 2011 to 2012, Mr. Lapping served as Chief Operating Officer of SuRo Capital Corp. (Nasdaq: SSSS), a publicly traded, growth-stage venture capital firm (“Suro”). Prior to Suro, Mr. Lapping served as a director and Chief Financial Officer of New University Holdings Corp., a capital pool company listed on the TSX Venture Exchange, from August 2010 to August 2011. From October 2009 to May 2011, Mr. Lapping was Chief Financial Officer, Treasurer, Secretary, and a director of 57th Street General Acquisition Corp., a SPAC. Between 2007 and 2009, he served as Chief Financial Officer, Treasurer, and Secretary of Alternative Asset Management Acquisition Corp., also a SPAC. From 1995 to 2003, Mr. Lapping was a General Partner of Minotaur Partners II, L.P. and Merchant Partners, L.P., private equity partnerships focused on middle-market investments. From 1991 to 1995, Mr. Lapping led corporate development at Montgomery Ward Holding Corp., a diversified retail and direct marketing company. From 1988 to 1991, Mr. Lapping worked at Farley Industries, Inc. and its affiliated companies (including Fruit of the Loom, Inc. and West Point-Pepperell, Inc.) in corporate development and finance roles. Earlier in his career, Mr. Lapping worked with Golder, Thoma and Cressey, a private equity firm, and in the mergers and acquisitions group at Salomon Brothers Inc. Mr. Lapping is a Certified Public Accountant. He holds a Bachelor of Science degree from the University of Illinois and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lapping is well-qualified to serve as a member of the Board due to his significant operational, financial and leadership experience and experience serving on SPAC boards.

Stephen Murphy, age 62, has served as the Co-Founding Partner of Merivel Capital Partners LLP, a boutique private placement group authorized by the UK FCA, since 2023. Since 2010, Mr. Murphy has also served as Chairman of “Budd – London” as well as a director of numerous other luxury goods manufacturers and retailers including Brown Thomas Group (Ireland), H Huntsman & Sons Limited (UK), “The Watch Gallery” UK and J. R. Tusting & Company (UK). Mr. Murphy has significant past investment banking, principal investing, and direct entrepreneurial experience across a wide range of industries and is actively involved in a number of international businesses at board levels. He has served as a director of Churchill IX since May 2024. He also served as a director of Churchill X from August 2025 to the completion of its business combination in February 2026, and served as a director of Churchill Capital Corp VI and VII from 2021 until their respective liquidations. Mr. Murphy is also an active angel investor. Mr. Murphy serves as a director of various companies related to Qalaa Holdings SAE, which is involved in energy and infrastructure investments in Egypt. Mr. Murphy was trained as a financial analyst in New York starting in 1986 and ultimately was made head of Salomon Brothers International’s M&A Group in London. He went on to become a Managing Director of Citigroup International. As a Managing Director of Citigroup International, Mr. Murphy was involved in the evaluation and execution of private and public financings and capital raising. Mr. Murphy received an M.A. from University of Dublin Trinity College. Mr. Murphy is well-qualified to serve as a member of the Board due to his significant financial and leadership experience and experience serving on SPAC boards.

No family relationships exist between Mr. Lapping, Mr. Murphy and any other directors or executive officers of the Company. Neither Mr. Lapping nor Mr. Murphy is a party to any arrangements with any other person pursuant to which he was nominated as a director. There are no transactions to which the Company is or was a participant and in which Mr. Lapping or Mr. Murphy has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with their appointments, each of Mr. Lapping and Mr. Murphy signed a joinder to that certain letter agreement dated as of December 16, 2025, by and among the Company, its officers, its directors and Churchill Sponsor XI LLC, pursuant to which, among other things, the signatories agreed to waive certain redemption rights and to vote any ordinary shares of the Company they hold in favor of an initial business combination. Each of Mr. Lapping and Mr. Murphy also entered into a standard director indemnity agreement with the Company, a form of which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 18, 2025.

Director Compensation Agreements

On March 17, 2026, the Company entered into a director agreement (“Director Agreement”) with each of Mr. Sherman, Mr. Lapping and Mr. Murphy, pursuant to which, in connection with each director’s continuing service as a director of the Company, the Company agreed to pay each director cash compensation of $75,000 per annum, beginning on April 1, 2026.

The foregoing summary of the Director Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Director Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Director Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP XI

Date: March 17, 2026	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

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